Exhibit 99.1

CERTIFICATION

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Shawn O’Connor, Chief Executive Officer of Pharsight Corporation (the “Company”), and Charles Faas, the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1.             The Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2002, and to which this Certification is attached as Exhibit 99.1 (the “Periodic Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.             The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 13th day of February 2003.

/s/ Shawn O’Connor
SHAWN O’CONNOR, CHIEF EXECUTIVE OFFICER

/s/ Charles Faas
CHARLES FAAS, CHIEF FINANCIAL OFFICER